                         AMENDMENT AND WAIVER AGREEMENT
                (the Second Amended and Restated Investor Rights
                          Agreement dated June 3, 1993)

          THIS AMENDMENT AND WAIVER AGREEMENT ("Agreement") is made as of and is effective as of May 14, 1996, by and among CONDUCTUS, INC., a California Corporation (the "Company"), and the undersigned investors (collectively, the "Investors").

                                 R E C I T A L S

          WHEREAS, the Company, the Investors and certain other of the investors of the Company are parties to that certain Amended and Restated Investor Rights Agreement dated as of June 3, 1993 (the "Investor Rights Agreement");

          WHEREAS, the Investor Rights Agreement grants to the holders of the Company's Preferred Stock and certain holders of the Company's Common Stock (such holders of Preferred Stock and Common Stock being referred to herein as the "Holders" and the shares held by such Holders are collectively referred to herein as the "Registrable Securities") certain registration rights and other rights;

          WHEREAS, pursuant to Section 2.6 of the Investor Rights Agreement, if the Company proceeds to register any of its securities under the Securities Act of 1933, as amended (other than a registration relating solely to the sale of securities to participants in a Company stock plan), the Holders shall have the right, subject to certain terms and conditions, to have their Registrable Securities included in such registration ("Registration Rights");

          WHEREAS, the Company and the Investors desire to amend and restate certain Sections of the Investor Rights Agreement;

          WHEREAS, pursuant to Sections 3.4 of the Investor Rights Agreement, the Registration Rights and the notice rights related thereto may be amended or waived with the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities and such amendment or waiver effected in accordance with these terms shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company (collectively, "the Amending Parties");

          WHEREAS, the Company intends to file a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to the Company's proposed public offering of its Common Stock (the "Offering") to be underwritten by Tucker Anthony Incorporated and Pennsylvania Merchant Group as representatives of the several underwriters; and

          WHEREAS, the Company and the Investors desire to enter into this Agreement to provide for the amendment and waiver of the Holder's rights to include their Registrable Securities in the Offering and any right to notice with respect thereto;

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          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. WAIVER OF REGISTRATION RIGHTS AND NOTICE THEREOF. By execution of this Agreement, the Investors amend, on behalf of all Holders, Section 2.6 of the Investor Rights Agreement to waive the right to have any Registrable Securities included in the Offering and any right to notice with respect thereto.

          2.   TERMINATION OF THIS AGREEMENT.     This Agreement will terminate
and be of no force or effect in the event the Offering is not consummated on or prior to August 31, 1996.

          3.   MISCELLANEOUS.

               (a) Except as expressly amended herein, the Investor Rights Agreement shall remain in full force and effect.

               (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (c) This Agreement shall be governed by the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

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               IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunder effective upon the date referenced-above.

                         CONDUCTUS, INC.


                         By:
                              ---------------------------------
                                 Charles E. Shalvoy, President
                                 and Chief Executive Officer


                         INVESTOR



                         By:
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